UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2010
BRIDGE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New York	001-34096	11-2934195

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway Bridgehampton, New York	11932

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 537-1000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 23, 2010, Bridge Bancorp, Inc. issued a press release reporting unaudited earnings results for the first quarter of 2010, a copy of which is attached as Exhibit 99.1 of this Current Report on Form 8-K and incorporated herein by reference. The information under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Attached as an exhibit is the Company’s press release titled, “BRIDGE BANCORP, INC. REPORTS FIRST QUARTER 2010 RESULTS,” dated April 23, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc. (Registrant)
By:	/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer
Dated: April 23, 2010

EXHIBIT INDEX
99.1 Press release titled, “BRIDGE BANCORP, INC. REPORTS FIRST QUARTER 2010 RESULTS,” dated April 23, 2010.